EXHIBIT 32.1

CERTIFICATION OF PERIODIC REPORT

I, John P. D. Cato, Chairman, President and Chief Executive Officer of The Cato Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that on the date of this Certification:

1.  the Form 10-Q of the Company for the quarter ended July 29, 2017 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 25, 2017

/s/ John P. D. Cato
John P. D. Cato
Chairman, President and
Chief Executive Officer